Exhibit 99.1

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007
AND THE PERIOD MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEETS AS OF DECEMBER 31, 2007 AND 2006

PAGE	3	STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

PAGE	4	STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

PAGE	5	STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

PAGE	6-12	NOTES TO FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2007 AND THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Huhhot Xinheng Baide Biotechnology Co., Ltd.

We have audited the accompanying balance sheets of Huhhot Xinheng Baide Biotechnology Co., Ltd. (the “Company”) as of December 31, 2007 and 2006 and the related statements of operations and comprehensive income (loss), changes in members’ equity and cash flows for the year ended December 31, 2007 and for the period from May 17, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Huhhot Xinheng Baide Biotechnology Co., Ltd. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007 and for the period from May 17, 2006 (inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

WEINBERG & COMPANY, P.A.

Los Angeles, California.
May 29, 2008

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
BALANCE SHEETS

	December 31,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$123,863	$5,387
Accounts receivable	170,924	—
Inventories	262,692	122,687
Other receivables and prepaid expenses	4,100	1,984
Deferred tax assets	8,326	367
Total Current Assets	569,905	130,425

Plant and equipment, net	153,456	67,706
Deferred tax assets	3,404	4,053
Total Long-Term Assets	156,860	71,759

TOTAL ASSETS	$726,765	$202,184

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$469,323	$107,618
Accrued expenses	27,569	2,530
Payable for purchase of machinery	46,854	—
Income taxes payable	43,865	—
Due to member	12,721	40,344
Due to employees, net	3,949	919
Total Current Liabilities	604,281	151,411

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY	122,484	50,773

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$726,765	$202,184

See accompanying notes to the financial statements.

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2007 AND
THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

	For the year ended December 31, 2007	For the period May 17, 2006 (inception) to December 31, 2006

REVENUES	$550,764	$33,549

COST OF GOODS SOLD	351,225	16,364

GROSS PROFIT	199,539	17,185

Selling, general and administrative expenses	97,895	34,573

INCOME (LOSS) FROM OPERATIONS	101,644	(17,388)

INCOME TAXES (BENEFIT)	35,709	(4,347)

NET INCOME (LOSS)	65,935	(13,041)

OTHER COMPREHENSIVE INCOME

Foreign currency translation gain, net of tax	5,776	1,361

COMPREHENSIVE INCOME (LOSS)	$71,711	$(11,680)

See accompanying notes to the financial statements.

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2007 AND
THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

	Members’ Capital	Retained Earnings (Accumulated deficit)	Accumulated Other Comprehensive Income	Total

Balance, May 17, 2006 (inception)	$—	$—	$—	$—

Capital contribution	62,453	—	—	62,453

Foreign currency translation gain, net of tax	—	—	1,361	1,361

Net loss	—	(13,041)	—	(13,041)

Balance, December 31, 2006	62,453	(13,041)	1,361	50,773

Foreign currency translation gain, net of tax	—	—	5,776	5,776

Net income	—	65,935	—	65,935

Balance, December 31, 2007	$62,453	$52,894	$7,137	$122,484

See accompanying notes to the financial statements.

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND
THE PERIOD FROM MAY 17,2006 (INCEPTION) TO DECEMBER 31, 2006

	For the year ended December 31, 2007	For the period May 17, 2006 (inception) to December 31, 2006
Cash flows from operating activities:
Net income (loss)	$65,935	$(13,041)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	9,484	3,003
Deferred taxes	(7,310)	(4,420)
Changes in operating assets and liabilities:
Accounts receivable	(170,924)	—
Inventories	(140,004)	(122,687)
Other receivables and prepaid expenses	(2,117)	(1,984)
Accounts payable	361,704	107,618
Other payables and accrued liabilities	68,903	2,530
Net cash provided by (used in) operating activities	185,671	(28,981)

Cash flows from investing activities:
Purchases of plant and equipment	(44,035)	(70,709)
Net cash used in investing activities	(44,035)	(70,709)

Cash flows from financing activities
Capital contributions from members	—	62,453
(Repayment to) advances from member	(27,623)	40,345
Due to employees	3,029	919
Net cash (used in) provided by financing activities	(24,594)	103,717

Net increase in cash and cash equivalents	117,042	4,027

Effect of exchange rate changes on cash	1,434	1,360
Cash and cash equivalents at beginning of period	5,387	—

Cash and cash equivalents at end of period	$123,863	$5,387

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$82	$—
Interest paid	$—	$—

See accompanying notes to the financial statements.

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND
THE PERIOD FROM MAY 17, 2006 (INCEPTION) TO DECEMBER 31, 2006

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Huhhot Xinheng Baide Biotechnology Co., Ltd. (the “Company”) was incorporated on May 17, 2006 under the laws of the People’s Republic of China (“PRC”) as a limited company, which is similar to a limited liability company.

The Company is located in the city of Huhhot in Inner Mongolia of the PRC. The primary operations of the Company are the manufacture and distribution of bovine serum products, which is used in research, the production of pharmaceuticals, and production of veterinary medicines.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made, however, actual results could differ from those estimates.

Cash and Cash Equivalents

For financial reporting purpose, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company does not maintain any bank accounts in the United States of America. Cash of the Company is held in accounts at financial institutions located in the PRC. The Company has not experienced any losses in such accounts and does not believe its cash is exposed to any significant credit risk. The Company’s cash is denominated in Renminbi ("RMB") and translated at the exchange rate at the end of the period.

Accounts Receivable

Trade receivables are recorded at the carrying amount which approximates net realizable value. As of December 31, 2007 and 2006, the Company has no reserves for accounts receivable.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined principally on a first-in-first-out average cost basis. As of December 31, 2007 and 2006, the Company has no reserves for inventories.

Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives are as follows:

Asset category	Useful Life
Machinery	8 years
Motor vehicles	8 years
Leasehold improvements	4 years
Office equipment	3 years

Leasehold improvements are amortized over the shorter of their estimated useful life or the life of the building lease, which terminates in June 2011.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

Impairment of Long-lived Assets

The Company periodically reviews the carrying value of its property and equipment to test whether current events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered impaired if its carrying amount exceeds the future net cash flow the asset is expected to generate. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. The Company generally measures fair value by considering sales prices for similar assets or by discounting estimated future net cash flows from such assets using a discount rate reflecting the Company's average cost of capital. Based on management’s assessment, there were no indicators of impairment of its long lived assets in 2007 or 2006.

Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. The Company recognizes revenue when there is persuasive evidence that an arrangement exists, delivery of the product has occurred and title has passed, the selling price is both fixed and determinable, and collectability is reasonably assured, all of which generally occurs upon shipment of the Company's product or delivery of the product to the destination specified by the customer.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates for assets and liabilities and average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2007	2006
Year end RMB: US$ exchange rate	7.3046	7.8087
Average yearly RMB: US$ exchange rate	7.5567	7.9395

Income Taxes

The Company accounts for income tax using the liability method. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) —an interpretation of FASB Statement No. 109, Accounting for Income Taxes. The Interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of December 31, 2007, the Company does not have a liability for unrecognized tax benefits.

The Company files tax returns in jurisdictions of the PRC. These returns are subject to audit by the taxing authorities. The Company believes it files all returns properly.

The Company’s policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of December 31, 2007, the Company has no accrued interest or penalties related to uncertain tax positions.

Shipping and handling fees and costs

For the years ended December 31, 2007 and for the period May 17, 2006 (inception to December 31), freight and handling expenses totaling $9,629 and $19 are included in selling and distribution expenses.

Concentrations

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and unsecured trade accounts receivable.

In 2007, the Company had three customers which accounted for 38%, 34%, and 16%, respectively, of total sales. At December 31, 2007, three customers accounted for 51%, 29%, and 12%, respectively, of total accounts receivable.

In 2006, the Company had one customer which accounted for 100% of total sales. At December 31, 2006, there was no accounts receivable due from the customer.

In 2007 and 2006, the same vendor accounted for approximately 97% of the Company’s purchases of inventories.

Fair Value of Financial Instruments

The carrying value of the Company’s cash and cash equivalents, accounts receivable, accounts payable, other payables and accrued liabilities approximate fair value due to the short-term nature of the instruments.

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. The Company’s current component of comprehensive income is the foreign currency translation adjustment.

Segments

The Company operates in one business segment, the development, production and distribution of serum.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (SFAS 159). SFAS 159, which becomes effective for the Company on January 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument.

In December 2007, the FASB issued FASB Statement No. 141 (R), “Business Combinations” (FAS 141(R)), which establishes accounting principles and disclosure requirements for all transactions in which a company obtains control over another business. Statement 141 (R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier adoption is prohibited.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”. SFAS No. 160 establishes accounting and reporting standards that require that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; and changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently. SFAS No. 160 also requires that any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value when a subsidiary is deconsolidated. SFAS No. 160 also sets forth the disclosure requirements to identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. SFAS No. 160 must be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements are applied retrospectively for all periods presented.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 (“SFAS No. 161”), to improve financial reporting of derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. SFAS No. 161 applies to fiscal years and interim periods beginning after November 15, 2008.

The Company does not believe that the adoption of the above recent pronouncements will have a material effect on the Company’s consolidated results of operations, financial position, or cash flows.

3.	INVENTORIES

Inventories at December 31, 2007 and 2006 consist of the following:

	2007	2006
Raw materials	$23,424	$9,099
Finished goods	239,268	113,588
Total inventories	$262,692	$122,687

4.	RELATED PARTY TRANSACTIONS

As of December 31, 2006, Li Yongsheng, a 48% member in the Company, advanced $40,344 to the Company. In 2007, the Company repaid Li Yongsheng $27,623, and at December 31, 2007, $12,721 was due to him. The advances are unsecured, are non-interest bearing, and have no fixed repayment terms.

5.	PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31, 2007 and 2006:

	2007	2006
Leasehold improvements	$67,432	$43,541
Machinery	72,616	25,170
Motor vehicles	23,239	—
Office equipment	3,191	1,998
	166,478	70,709
Less: Accumulated depreciation	13,022	3,003
Plant and equipment, net	$153,456	$67,706

Depreciation expense for 2007 and 2006 was $9,484 and $3,003, respectively.

7.	INCOME TAXES

Corporation Income Tax (“CIT”)

Income tax expense for the year ended December 31, 2007 and the period from May 17, 2006 (inception) to December 31, 2006 is summarized as follows

	2007	2006
Current:
CIT	$43,947	$—
Deferred:
CIT	$(8,238)	$(4,347)
Income tax expense (benefit)	$35,709	$(4,347)

The Company’s income tax expense differs from the “expected” tax expense for the year ended December 31, 2007 and the period from May 17, 2006 (inception) to December 31, 2006 as follows:

	2007	2006
Computed “expected” expense	$35,709	$(4,347)
Permanent differences	—	—
Income tax expense (benefit)	$35,709	$(4,347)

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of December 31, 2007 and 2006 are as follows:

	2007	2006
Current
Deferred tax assets
Cost of goods sold	$6,816	$134
Other expenses	954	—
Payroll	2,724	—
Net operating loss	—	483
	10,494	617
Deferred tax liabilities
Cost of goods sold	(1,643)	—
Deferred costs	(525)	(250)
	(2,168)	(250)
Total	$8,326	$367
Non-current:
Deferred tax assets
Other expenses	$3,404	$4,053
	3,404	4,053
Total	$3,404	$4,053

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT Law”), which is effective from January 1, 2008. Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 will be 25%, replacing the currently applicable tax rate of 33%. The new CIT Law has an impact on the deferred tax assets and liabilities of the Company. Effects arising from the enforcement of new CIT law have reflected into the accounts by best estimation method.

Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, VAT is levied at 6% on the invoiced value of sales and is payable by the purchaser.

The VAT payable of $8,873 and $2,190 at December 31, 2007 and 2006, respectively are included in other payables and accrued expenses in the accompanying balance sheets.

8.	MEMBERS’ CAPITAL

Companies in the PRC are mainly incorporated in the form of limited liability companies or joint-stock limited companies with minimum registered capital requirements, as defined.

The registered capital of the Company as of December 31, 2007 and 2006 is as follows (see Note 10):

	Capital Contribution
Member	Amount	Percentage
Li Yongsheng	$29,977	48%
Han Sufang	9,368	15%
Guo Jinlan	7,494	12%
Gao Feng	6,245	10%
Liu Yuefen	3,123	5%
Gao Xudong	3,123	5%
Pan Xifeng	3,123	5%
Total	$62,453	100%

9.	COMMITMENTS

Operating lease commitments

The Company occupies plant and office space leased from third parties. For the year ended December 31, 2007 and the period from May 17, 2006 (inception) to December 31, 2006, the Company recognized rental expense for these spaces of $7,469 and $2,732, respectively.

As of December 31, 2007, the Company has outstanding commitments with respect to non-cancelable operating leases for real estate, which fall due as follows:

Year Ending December 31	Amount
2008	$4,353
2009	4,107
2010	4,107
2011	1,711
Total	$14,278

10.	SUBSEQUENT EVENTS

On April 30, 2008, the Company entered into an equity sale and purchase agreement with Bio-Bridge Science Inc. (“Bio-Bridge”), pursuant to which Bio-Bridge agreed to purchase 51% of the Company’s membership interests. The Bio-Bridge transaction was one of three transactions in which current members of the Company sold or transferred their membership interests to other parties.

On April 10, 2008, two current members of Company’s sold their membership interests representing 10% of the Company to Beijing Boda Science & Commerce Co. (“Boda”) for RMB 350,000 (approximately US$ 50,000). Boda is not related to the Company or Bio-Bridge. Also on April 10, 2008, the other five current members of the Company transferred their membership interests in the Company to their wholly owned company, Huhhot Haibo Biologic Technology Limited Co. (“Haibo”). The transaction was approved by State Administration for Industry and Commerce of China on April 11, 2008.

On April 30, 2008, Bio-Bridge agreed to make a capital contribution to the Company of RMB 6 million (approximately US$ 873,000) to purchase newly issued membership interests in the Company. The purchase by Bio-Bridge will represent 51% of the Company’s membership interests after the transaction. The sale and purchase agreement and related documents are subject to governmental approval, and are expected to be approved in the second or third quarter of 2008.

Also on April 30, 2008, Haibo sold a portion of its membership interest representing 14% of the Company’s total membership interests after the Bio-Bridge transaction to China Diamond Limited Co (“China Diamond”). In consideration, China Diamond paid Haibo RMB 1,050,000 (approximately US$ 153,000). China Diamond is controlled by an individual who is also a director of Bio-Bridge.

After the transactions are complete, Bio-Bridge will own 51%, Haibo will own 30%, China Diamond will own 14%, and Boda will own 5%, respectively, of the Company’s membership interests.

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.

CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.

CONTENTS

PAGE	1	CONDENSED BALANCE SHEETS AS OF MARCH 31, 2008 (UNAUDITED) AND DECEMBER 31, 2007

PAGE	2	CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007 (UNAUDITED)

PAGE	3	CONDENSED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY FOR THE THREE MONTHS ENDED MARCH 31, 2008 (UNAUDITED)

PAGE	4	CONDENSED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007 (UNAUDITED)

PAGE	5-9	NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
CONDENSED BALANCE SHEETS

	March 31,	December 31,
	2008	2007
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,462	$123,863
Accounts receivable	232,111	170,924
Inventories	508,601	262,692
Due from employees, net	15,684	—
Other receivables and prepaid expenses	9,987	4,100
Deferred tax assets	652	8,326
Total Current Assets	774,497	569,905

Plant and equipment, net of accumulated depreciation of $26,538 and $13,022, respectively	148,285	153,456
Deferred tax assets	5,154	3,404
Total Long-Term Assets	153,439	156,860

TOTAL ASSETS	$927,936	$726,765

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$636,888	$469,323
Accrued expenses	17,226	27,569
Income taxes payable	53,343	43,865
Payable for purchase of machinery	49,864	46,854
Due to member	777	12,721
Due to employees, net	—	3,949
Total Current Liabilities	758,098	604,281

MEMBERS’ EQUITY	169,838	122,484

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$927,936	$726,765

See accompanying notes to the condensed financial statements.

1

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months Ended
	March 31,
	2008	2007

REVENUES	$169,173	$—

COST OF GOODS SOLD	77,869	—

GROSS PROFIT	91,304	—

Selling, general and administrative expenses	35,940	14,344

INCOME (LOSS) FROM OPERATIONS	55,364	(14,344)

INCOME TAXES (BENEFIT)	13,841	(3,586)

NET INCOME (LOSS)	41,523	(10,758)

OTHER COMPREHENSIVE INCOME

Foreign currency translation gain, net of tax	5,831	436

COMPREHENSIVE INCOME (LOSS)	$47,354	$(10,322)

See accompanying notes to the condensed financial statements.

2

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
CONDENSED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2008 (UNAUDITED)

	Members’ Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total

Balance, December 31, 2007	$62,453	$52,894	$7,137	$122,484

Foreign currency translation gain	—	—	5,831	5,831

Net income	—	41,523	—	41,523
Balance, March 31, 2008	$62,453	$94,417	$12,968	$169,838

See accompanying notes to the condensed financial statements.

3

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended
	March 31,
	2008	2007
Cash flows from operating activities:
Net income (loss)	$41,523	$(10,758)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	12,726	2,296
Deferred taxes	5,924	(3,646)
Changes in operating assets and liabilities:
Accounts receivable	(61,187)	—
Inventories	(245,909)	(10,533)
Other receivables and prepaid expenses	(5,887)	1,223
Accounts payable	167,565	3,249
Other payables and accrued liabilities	(865)	1,423
Net cash used in operating activities	(86,110)	(16,746)

Cash flows from financing activities:
(Repayment to) advances from member	(11,944)	11,986
(Advance to) repayment from employees	(19,633)	480
Net cash (used in) provided by financing activities	(31,577)	12,466

Net decrease in cash and cash equivalents	(117,687)	(4,280)

Effect of exchange rate changes on cash	1,286	(204)
Cash and cash equivalents at beginning of period	123,863	5,387

Cash and cash equivalents at end of period	$7,462	$903

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$85	$78
Interest paid	$—	$—

See accompanying notes to the condensed financial statements.

4

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008 AND FOR THE THREE MONTHS ENDED
MARCH 31, 2008 AND 2007
(UNAUDITED)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Huhhot Xinheng Baide Biotechnology Co., Ltd. (the “Company”) was incorporated on May 17, 2006 under the laws of the People’s Republic of China (“PRC”) as a limited liability company.

The Company is located in the city of Huhhot in Inner Mongolia of the PRC. The primary operations of the Company are the manufacture and distribution of bovine serum products, which is used in research, the production of pharmaceuticals, and production of veterinary medicines.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and pursuant to the rules and regulations of the United States Securities and Exchange Commission (SEC). Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. These condensed consolidated financial statements should be read in conjunction with the Company’s Annual Consolidated financial statements for the year ended December 31, 2007 included elsewhere in this Form 8-K filing. The results of operations for interim periods are not necessarily indicative of the results expected for a full year or for any future period.

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

5

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008 AND FOR THE THREE MONTHS ENDED
MARCH 31, 2008 AND 2007
(UNAUDITED)

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made, however, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when there is persuasive evidence that an arrangement exists, delivery of the product has occurred and title has passed, the selling price is both fixed and determinable, and collectibility is reasonably assured, all of which generally occurs upon shipment of the Company's product or delivery of the product to the destination specified by the customer.

Financial Assets and Liabilities Measured at Fair Value

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This Statement defines fair value for certain financial and nonfinancial assets and liabilities that are recorded at fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance applies to other accounting pronouncements that require or permit fair value measurements. On February 12, 2008, the FASB finalized FASB Staff Position (FSP) No. 157-2, Effective Date of FASB Statement No. 157. This Staff Position delays the effective date of SFAS No. 157 for nonfinancial assets and liabilities to fiscal years beginning after November 15, 2008 and interim periods within those fiscal years, except for those items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The adoption of SFAS No. 157 had no effect on the Company’s consolidated financial position or results of operations.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at period-end exchange rates for assets and liabilities and average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	March 31, 2008	December 31, 2007	March 31, 2007
Period end RMB: US$ exchange rate	7.0190	7.3046	7.7342
Average period RMB: US$ exchange rate	7.1618	7.5567	7.7715

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. The Company’s current component of comprehensive income is the foreign currency translation adjustment.

6

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008 AND FOR THE THREE MONTHS ENDED
MARCH 31, 2008 AND 2007
(UNAUDITED)

Concentrations

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and unsecured trade accounts receivable.

For the three month period ended March 31, 2008, the Company had two customers which accounted for 74% and 21%, respectively, of total sales. At March 31, 2008, these customers accounted for 79% and 17%, respectively, of total accounts receivable.

In the three month period ended March 31, 2007, the Company did not record any sales.

For the three month periods ended March 31, 2008, three vendors accounted for 30%, 25%, and 16%, respectively, of purchases of inventories. At March 31, 2008, these three vendors accounted for 13%, 11%, and 60%, respectively of the Company’s accounts payable.

For the three month periods ended March 31, 2007, one vendor accounted for 62% of purchases of inventories. This vendor accounted for 3% of the Company’s accounts payable at March 31, 2007. At March 31, 2007, two other vendors accounted for 80% and 16%, respectively of the Company’s accounts payable.

Recent Accounting Pronouncements

In December 2007, the FASB issued FASB Statement No. 141 (R), “Business Combinations” (FAS 141(R)), which establishes accounting principles and disclosure requirements for all transactions in which a company obtains control over another business. Statement 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier adoption is prohibited.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Financial Statements, an amendment of ARB No. 51”. SFAS No. 160 establishes accounting and reporting standards that require that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the statement of financial position within equity, but separate from the parent’s equity; the amount of net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the statement of income; and changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently. SFAS No. 160 also requires that any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value when a subsidiary is de. SFAS No. 160 also sets forth the disclosure requirements to identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 applies to all entities that prepare financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. SFAS No. 160 must be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements are applied retrospectively for all periods presented.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 (“SFAS No. 161”), to improve financial reporting of derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance and cash flows. SFAS No. 161 applies to fiscal years and interim periods beginning after November 15, 2008.

The Company does not believe that the adoption of the above recent pronouncements will have a material effect on the Company’s results of operations, financial position, or cash flows.

7

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008 AND FOR THE THREE MONTHS ENDED
MARCH 31, 2008 AND 2007
(UNAUDITED)

3.	INVENTORIES
Inventories consist of the following:

	March 31, 2008	December 31, 2007
	(Unaudited)
Raw materials	$127,675	$23,424
Finished goods	380,926	239,268
Total inventories	$508,601	$262,692

4.	RELATED PARTY TRANSACTION

During 2007, Li Yongsheng, a 48% member in the Company, advanced $12,721 to the Company, which was outstanding at December 31, 2007. In 2008, the Company repaid Li Yongsheng $11,944, and at March 31, 2008, $777 was due to him. The advances are unsecured, are non-interest bearing, and have no fixed repayment terms.

5.	MEMBERS’ CAPITAL

Companies in the PRC are mainly incorporated in the form of limited liability companies or joint-stock limited companies with minimum registered capital requirements, as defined.

The registered capital of the Company as of March 31, 2008 and December 31, 2007 is as follows (see Note 6):

	Capital Contribution
Member	Amount	Percentage
Li Yongsheng	$29,977	48%
Han Sufang	9,368	15%
Guo Jinlan	7,494	12%
Gao Feng	6,245	10%
Liu Yuefen	3,123	5%
Gao Xudong	3,123	5%
Pan Xifeng	3,123	5%
Total	$62,453	100%

6.	SUBSEQUENT EVENT

On April 30, 2008, the Company entered into an equity sale and purchase agreement with Bio-Bridge Science Inc. (“Bio-Bridge”), pursuant to which Bio-Bridge agreed to purchase 51% of the Company’s membership interests. The Bio-Bridge transaction was one of three transactions in which current members of the Company sold or transferred their membership interests to other parties.

On April 10, 2008, two current members of Company sold their membership interests representing 10% of the Company to Beijing Boda Science & Commerce Co. (“Boda”) for RMB 350,000 (approximately US$ 50,000). Boda is not related to the Company or Bio-Bridge. Also on April 10, 2008, the other five current members of the Company transferred their membership interests in the Company to their wholly owned company, Huhhot Haibo Biologic Technology Limited Co. (“Haibo”). The transaction was approved by State Administration for Industry and Commerce of China on April 11, 2008.

8

HUHHOT XINHENG BAIDE BIOTECHNOLOGY CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
AS OF MARCH 31, 2008 AND FOR THE THREE MONTHS ENDED
MARCH 31, 2008 AND 2007
(UNAUDITED)

On April 30, 2008, Bio-Bridge agreed to make a capital contribution to the Company of RMB 6 million (approximately US$ 873,000) to purchase newly issued membership interests in the Company. The purchase by Bio-Bridge will represent 51% of the Company’s membership interests after the transaction. The sale and purchase agreement and related documents were subject to governmental approval. On July 4, 2008, Bio-Bridge received a certificate of approval from Department of Commerce of Inner Mongolia Autonomous Region of the PRC approving the acquisition of the Company. Bio-Bridge has one month from the approval date to close the transaction and obtain a new business license. The transaction closed July 31, 2008.

Also on April 30, 2008, Haibo sold a portion of its membership interest representing 14% of the Company’s total membership interests after the Bio-Bridge transaction to China Diamond Limited Co (“China Diamond”). In consideration, China Diamond paid Haibo RMB 1,050,000 (approximately US$ 153,000). China Diamond is controlled by an individual who is also a director of Bio-Bridge.

After the transactions are complete, Bio-Bridge will own 51%, Haibo will own 30%, China Diamond will own 14%, and Boda will own 5%, respectively, of the Company’s membership interests.

9